UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2024

Grayscale Digital Large Cap Fund LLC

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	000-56284	98-1406784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Grayscale Investments, LLC 290 Harbor Drive, 4th Floor
Stamford, Connecticut		06902
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 668-1427

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Grayscale Digital Large Cap Fund LLC Shares	GDLC	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 2, 2024, CoinDesk Indices, Inc. (the “Reference Rate Provider”) announced a change to the Constituent Trading Platforms used to calculate the Digital Asset Reference Rate for certain Fund Components of Grayscale Digital Large Cap Fund LLC (the “Fund”).

The Fund values each Fund Component it holds for operational purposes by reference to a “Digital Asset Reference Rate.” The Digital Asset Reference Rate for each Fund Component, at any time, is the Indicative Price for such Fund Component as of 4:00 p.m., New York time, on the most recent business day. The “Indicative Price” is a volume-weighted average price in U.S. dollars of a digital asset for the immediately preceding 60-minute period derived from data collected from Digital Asset Trading Platforms trading such Fund Component (each, a “Constituent Trading Platform”) selected by the Reference Rate Provider.

Prior to the changes announced on May 2, 2024, the Constituent Trading Platforms used to calculate the Indicative Price for each respective Fund Component were as follows:

•
BTC: Coinbase, LMAX Digital, and Crypto.com
•
ETH: Coinbase, Crypto.com, and Kraken
•
SOL: Coinbase, Kraken, and LMAX Digital
•
AVAX: Coinbase, Kraken, and Crypto.com
•
XRP: Coinbase, Kraken, and Bitstamp

Effective May 2, 2024, the Reference Rate Provider removed Kraken as a Constituent Trading Platform used to calculate the Indicative Price for ETH and added LMAX Digital as a Constituent Trading Platform, due to LMAX Digital exceeding Kraken in trading volume for ETH. As of the date of this current report, the Constituent Trading Platforms used to calculate the Indicative Price for each respective Fund Component were as follows:

•
BTC: Coinbase, LMAX Digital, and Crypto.com
•
ETH: Coinbase, Crypto.com, and LMAX Digital
•
SOL: Coinbase, Kraken, and LMAX Digital
•
AVAX: Coinbase, Kraken, and Crypto.com
•
XRP: Coinbase, Kraken, and Bitstamp

The Reference Rate Provider may change the trading venues that are used to calculate a Digital Asset Reference Rate, or otherwise change the way in which a Digital Asset Reference Rate is calculated, at any time. For example, the Reference Rate Provider has scheduled quarterly reviews, in which it may add or remove Constituent Trading Platforms that satisfy or fail the criteria described in “Item 1. Business—Overview of the Digital Asset Industry and Market—Fund Component Value—Digital Asset Reference Rates” in the Fund’s Annual Report on Form 10-K for the year ended June 30, 2023, as filed with the Securities and Exchange Commission on September 1, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Grayscale Investments, LLC as Manager of Grayscale Digital Large Cap Fund LLC

Date:	May 6, 2024	By:	/s/ Michael Sonnenshein
Michael Sonnenshein Chief Executive Officer*

* The Registrant is a fund and the identified person signing this report is signing in their capacity as an authorized officer of Grayscale Investments, LLC, the Manager of the Registrant.